                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): AUGUST 31, 2000



                          CNB FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        WEST VIRGINIA                      0-30665                55-0773918
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)

                            212 S. WASHINGTON STREET
                      BERKELEY SPRINGS, WEST VIRGINIA 25411
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (304) 258-1520
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
      (Former name, address, and fiscal year, if changed since last report)

Item 5.  Other Events.

         Effective August 31, 2000, Citizens National Bank of Berkeley Springs (the "Bank") became a wholly-owned subsidiary of CNB Financial Services, Inc. (the "Registrant"), pursuant to an Agreement and Plan of Merger dated April 5, 2000, between the Bank and the Registrant (the "Merger Agreement"). A special meeting of the Bank's shareholders was held on August 4, 2000, and the shareholders approved the Merger Agreement and related plan of merger.

         Pursuant to the Merger Agreement, upon consummation of the merger on August 31, 2000 (the "Effective Time"), each share of the Bank's issued and outstanding common stock was converted into the right to receive two shares of the Registrant's common stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 5, 2000           CNB FINANCIAL SERVICES, INC.
                                   (Registrant)

                                   By /s/ Thomas F. Rokisky
                                     -----------------------------
                                   Name: Thomas F. Rokisky
                                   Title: President and Chief Executive Officer


                                        2